Exhibit (b)(3)

MTY FOOD GROUP INC.

MTY FRANCHISING USA, INC.

as Borrowers

- and -

THE TORONTO-DOMINION BANK

as Canadian Agent

- and -

TORONTO DOMINION (TEXAS) LLC

as U.S. Agent

- and -

THE FINANCIAL INSTITUTIONS IDENTIFIED

ON THE SIGNATURE PAGES HERETO

as Revolving Lenders

- and -

TD SECURITIES

as Sole Lead Arranger and Bookrunner

- and -

THE TORONTO-DOMINION BANK

BANK OF MONTREAL

NATIONAL BANK OF CANADA

THE BANK OF NOVA SCOTIA

as Co-Syndication Agents

- and -

BANK OF MONTREAL

NATIONAL BANK OF CANADA

THE BANK OF NOVA SCOTIA

as Co-Documentation Agents

SECOND AMENDING AGREEMENT TO THE

AMENDED AND RESTATED CREDIT AGREEMENT AND

AMENDING AGREEMENT TO THE

U.S. GUARANTEE AND SECURITY AGREEMENT

Bearing the formal date

of February 19, 2019

OSLER, HOSKIN & HARCOURT LLP

SECOND AMENDING AGREEMENT TO THE

AMENDED AND RESTATED CREDIT AGREEMENT AND

AMENDING AGREEMENT TO THE

U.S. GUARANTEE AND SECURITY AGREEMENT

THIS SECOND AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDING AGREEMENT TO THE U.S. GUARANTEE AND SECURITY AGREEMENT bearing the formal date of February 19. 2019 is made among MTY FOOD GROUP INC. (“MTY”) and MTY FRANCHISING USA, INC. (“MTY USA” and, collectively with MTY, the “Borrowers”), as borrowers, the other Loan Parties listed on the signature pages hereto, THE TORONTO-DOMINION BANK, as Canadian Agent, TORONTO DOMINION (TEXAS) LLC, as U.S. Agent, the financial institutions identified on the signature pages hereto, as Revolving Lenders, and TD SECURITIES, as Sole Lead Arranger and Bookrunner (the “Second Amending Agreement”).

WHEREAS MTY, the Agent, the financial institutions identified on the signature pages thereto, as lenders, TD Securities, as sole lead arranger and bookrunner, and Bank of Montreal, National Bank of Canada and The Bank of Nova Scotia, as co-documentation agents have entered into and executed an amended and restated credit agreement dated as of August 29, 2017, as amended by a first amending agreement thereto dated as of June 27, 2018 (collectively, the “Credit Agreement”.

WHEREAS, the parties to the Credit Agreement wish to amend certain provisions thereof as follows, without any novation whatsoever.

NOW THE PARTIES HAVE AGREED AS FOLLOWS:

1.	INTERPRETATION

1.1	Second Amending Agreement

This Second Amending Agreement is declared to be supplemental to the Credit Agreement and is to form part thereof and shall have the same effect as though incorporated in the Credit Agreement. All provisions of the Credit Agreement, except only insofar as may be inconsistent with the express provisions of this Agreement, shall apply to and have effect in connection with this Second Amending Agreement.

1.2	Definitions

Unless otherwise defined or unless there is something in the subject matter or the context inconsistent herewith, the capitalised words and expressions used in this Agreement, or in any agreement or document supplemental or ancillary hereto shall have the respective meaning ascribed thereto in the Credit Agreement.

1.3	Headings

The division of this Second Amending Agreement into Articles, Sections, subsections, paragraphs and subparagraphs and the insertion of titles are for convenience of reference only and do not affect the meaning or the interpretation of this Second Amending Agreement.

1.4	Preamble

The preamble of this Second Amending Agreement shall form an integral part hereof as if at length recited herein.

1.5	Governing Law

This Agreement and the interpretation and enforcement thereof shall be governed by and construed in accordance with the laws of the Province of Québec and the federal laws of Canada applicable therein.

Notwithstanding the foregoing sentence, in respect of the Guarantors incorporated under the Laws of the United States of America, this Second Amending Agreement shall be governed by and construed in accordance with the laws of the State of New York.

1.6 Submission to Jurisdiction

Each Loan Party (other than the Guarantors incorporated under the Laws of the United States of America) irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the Province of Québec, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Second Amending Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court.

Each Guarantor incorporated under the Laws of the United States of America irrevocably submits and consents to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Second Amending Agreement or any transactions contemplated hereby,

Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Second Amending Agreement or in any other Loan Document shall affect any right that the Agent or any Revolving Lender may otherwise have to bring any action or proceeding relating to this Second Amending Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

1.7	Waiver of Venue

Each Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Second Amending Agreement or any other Loan Document in any applicable court referred to in Section 1.6. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defence of an inconvenient forum to the maintenance of such action or proceeding in any such court.

1.8	References to this Agreement

The expressions “hereto” or “hereunder” or “hereof” or “herein” or “this Agreement” refer to this Second Amending Agreement.

2.	AMENDMENTS TO THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS

2.1

The Credit Agreement is hereby amended, without any novation whatsoever and with effect as of the Effective Date (as defined below), by the incorporation therein of each of the changes referred to and shown, by way of a conformed blackline version, in the copy of the Credit Agreement attached hereto as Schedule A and which forms an integral part hereof.

2.2	The expressions Secured Parties and Secured Creditors comprised in the Guarantees and the Security shall be deemed to include as of the date hereof, the U.S. Agent.

2.3

The U.S. Guarantee and Security Agreement dated as of July 21, 2016 is hereby amended, without any novation whatsoever and with effect as of the Effective Date, by deleting Section 2.01 thereof in its entirety and by replacing it with the following:

“2.01 The Guarantee. The Grantors hereby jointly and severally guarantee to each of the Secured Creditors and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of

(a) all obligations, indebtedness and liabilities of the Borrowers and the Guarantors to the Agents and the Lenders under or in connection with the Credit Agreement or any other Loan Documents, including all principal of and interest on the Accommodations Outstanding and all Fees, indemnification payments and any other amounts whatsoever, whether direct or indirect, absolute or contingent, now or hereafter from time to time owing in respect of the Revolving Credit Facility; and

(b) all obligations of MTY or any of its Subsidiaries to any Hedge Lender (including any former Hedge Lender) under any Eligible Hedging Agreement,

in each case strictly in accordance with the terms thereof and including all Post Petition Interest, whether or not such Post Petition Interest is allowed as a claim in such proceeding (such obligations being herein collectively called the “Guaranteed Obligations”). The Grantors hereby further jointly and severally agree that if any of the Borrowers or the

Guarantors shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Grantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.”.

2.4

The Guarantors hereby intervene to this Second Amending Agreement and hereby (i) acknowledge having taken cognizance of the amendments to the Credit Agreement provided for herein, (ii) confirm that their obligations and the Liens created under the Security and the Security Documents are in all respects continuing and in full force and effect and (iii) confirm that all references to any agreement or document relating to the Credit Agreement shall be deemed to refer without further amendment to the Credit Agreement, as amended hereby.

3.	CONDITIONS PRECEDENT

Notwithstanding the execution of this Second Amending Agreement, the provisions hereof shall not come into effect until the following conditions precedent shall have been met to the satisfaction of the Agent on or prior to February 22, 2019 (or such later date determined by the Borrowers, the Agent and the Revolving Lenders or, as the case may be, waived by the Agent and the Revolving Lenders (the “Effective Date”.

CORPORATE MATTERS

3.1	The Agent shall have received counterparty signature pages to this Second Amending Agreement from the Borrowers, the Guarantors and the Revolving Lenders.

3.2

The Agent shall have received (with sufficient quantities for each Revolving Lender) a certified copy of (i) (A) in respect of each of MTY and MTY USA, if its charter documents and by-laws have changed or otherwise been amended since August 29, 2017, the charter documents and by-laws of each of MTYand MTY USA, and (B) in respect of each of MTY and MTY USA, if its charter documents and by-laws have not changed or otherwise been amended since August 29, 2017, a confirmation from each of MTY and MTY USA, to this effect; (ii) the resolutions of the board of directors or of the shareholders, as the case may be, of each of MTY and MTY USA, approving the matters contemplated by this Second Amending Agreement and the completion of all of the transactions contemplated hereunder; and (iii) all other instruments evidencing necessary corporate action of each of MTY and MTY USA, and of any required Authorization with respect to such matters.

3.3

The Agent shall have received (with sufficient quantities for each Revolving Lender) a certificate of the secretary or an assistant secretary (or the equivalent) of each of MTY and MTY USA, certifying the names and true signatures of its officers or managers, as applicable, authorized to sign this Second Amending Agreement.

3.4	The Agent shall have received (with sufficient quantities for each Revolving Lender) a certificate of status, compliance, good standing or like certificate with respect to each of

MTY and MTY USA issued by the appropriate government official in the jurisdiction of its incorporation.

3.5

The Revolving Lenders shall have received all information, certificates and documentation in respect of MTY USA in order for the Revolving Lenders to comply with legal and internal requirements in respect of applicable anti-money laundering legislation, proceeds of crime legislation and ‘know your customer’ requirements as it pertains to MTY USA, in its capacity as a borrower under the Credit Agreement, and such other conditions and documents as the Revolving Lenders may reasonably request.

3.6	The Agent shall have received such other certificates and documentation as the Agent may reasonably request to give effect to the terms hereof.

SECURITY

3.7

The Agent shall have received evidence of registration, filing, publication or recording in the necessary jurisdictions of the Security granted by MTY USA in its capacity as a borrower under the Credit Agreement.

FEES, EXPENSES AND COSTS

3.8

The Agent shall have received evidence of the payment of all reasonable invoiced fees and expenses contemplated herein, to the extent then owing, including payment of the fees and disbursements of the Agent’s and Revolving Lenders’ legal counsel incurred in connection with the preparation and negotiation of this Second Amending Agreement, up to and including the date of effectiveness thereof.

COMPLIANCE

3.9

The Agent shall have received a certificate of a senior officer of MTY certifying, inter alia, (i) that no Default or Event of Default shall have occurred and be continuing, and (ii) the absence of any Material Adverse Effect since November 30, 2018.

LEGAL OPINION

3.10

The Agent, the Revolving Lenders and the Revolving Lenders’ legal counsel shall have received, in form and substance satisfactory to them, the favourable opinions of legal counsel to the Borrowers, addressed to the Revolving Lenders, the Agent and the Revolving Lenders’ legal counsel, covering, inter alia, (i) the existence, corporate power and capacity of the Borrowers, (ii) the corporate authorization of the Borrowers to execute this Second Amending Agreement and any Loan Document to which it is a party and to perform each of the obligations contained herein, therein or incidental hereto, and (iii) the legality, validity, binding effect and enforceability against the Borrowers of each Loan Document to which it is a party and as to such other matters as the Revolving Lenders may reasonably require.

3.11	The Revolving Lenders shall have received the favourable opinions of legal counsel to the Revolving Lenders as to the validity, binding effect and enforceability as against the

Borrowers, as the case may be, of this Second Amending Agreement and as to such other matters as the Revolving Lenders may reasonably require.

4.	MISCELLANEOUS

4.1	All of the other provisions of the Credit Agreement remain unchanged.

4.2

This Second Amending Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute the one and same instrument.

4.3

This Second Amending Agreement, upon it becoming effective, replaces and supersedes any and all written or verbal agreements, understandings and undertakings between the Agent, the Lenders and the Borrowers in connection therewith.

4.4

The parties hereto agree that the amendments to the Credit Agreement as well as the entering into and execution of this Second Amending Agreement shall not constitute any novation whatsoever and that the Security shall continue to be in full force and effect and to apply to the Credit Agreement, as amended hereby.

(Signatures on following pages)

IN WITNESS WHEREOF, the parties hereto have signed this Second Amending Agreement as of the date hereinabove mentioned.

MTY FOOD GROUP INC.

By:	/s/ Eric Lefebvre
Name: Eric Lefebvre
Title: Authorized Signatory

MTY FRANCHISING USA, INC.

By:	/s/ Eric Lefebvre
Name: Eric Lefebvre
Title: Authorized Signatory

Address for Notice:
8150 Transcanada Highway
Suite 200
Montréal, Québec
H4S 1M5

Attention:	Chief Executive Officer
Fax:	(514) 336-9222
Email:	eric@mtygroup.com

with a copy to:
DLA Piper (Canada) LLP
Suite 2800, Park Place 666 Burrard St
Vancouver, British Columbia
V6C 2Z7

Attention:	Douglas Shields
Fax:	(604) 687-1612
Email:	doug.shields@dlapiper.com

Signature Page to Second Amending Agreement

MTY TIKI MING ENTERPRISES INC.

By:	/s/ Eric Lefebvre
Name: Eric Lefebvre
Title: Authorized Signatory

8825726 CANADA INC.

By:	/s/ Eric Lefebvre
Name: Eric Lefebvre
Title: Authorized Signatory

M.T.Y. DAIRY BARS INC.

By:	/s/ Eric Lefebvre
Name: Eric Lefebvre
Title: Authorized Signatory

FONTAINE SANTÉ CANADA INC.

By:	/s/ Eric Lefebvre
Name: Eric Lefebvre
Title: Authorized Signatory

9316-4978 QUÉBEC INC.

By:	/s/ Eric Lefebvre
Name: Eric Lefebvre
Title: Authorized Signatory

KAHALA BRANDS CANADA INC.

By:	/s/ Eric Lefebvre
Name: Eric Lefebvre
Title: Authorized Signatory

Signature Page to Second Amending Agreement

IMVESCOR RESTAURANT GROUP INC.

By:	/s/ Eric Lefebvre
Name: Eric Lefebvre
Title: Authorized Signatory

Signature Page to Second Amending Agreement

MUCHO BURRITO FRANCHISING USA, INC.

By:	/s/ Kimberly A. Lane
Name:	Kimberly A. Lane
Title:	Authorized Signatory

KAHALA BRANDS LTD.
COLD STONE CREAMERY, INC.
KAHALA FRANCHISE CORP.
T.T.I. NATIONAL ADVERTISING FUND, INC.
TACO TIME INTERNATIONAL, INC.
PINKBERRY HOLDING CORPORATION PINKBERRY, INC.
PINKBERRY VENTURES, INC.
PINKBERRY FRANCHISING COMPANY

/s/ Kimberly A. Lane
Name:	Kimberly A. Lane
Title:	Secretary

ACTSINFO USA LLC

By: KAHALA BRANDS, LTD., as a Member

/s/ Kimberly A. Lane
Name:	Kimberly A. Lane
Title:	Secretary

KAHALA FRANCHISING, L.L.C.
KAHALA MANAGEMENT, L.L.C.
KAHALA OPERATIONS, LLC
KAHALA REAL ESTATE, LLC
KAHALA SUPPORT, LLC KGC, LLC
MW VENTURES, LLC TASTI D-LITE LLC

By: KAHALA BRANDS, LTD., as sole Member

/s/ Kimberly A. Lane
Name: Kimberly A. Lane
Title: Secretary

Signature Page to Second Amending Agreement

COLD STONE CREAMERY INTERNATIONAL, LLC

By: KAHALA FRANCHISING, L.L.C., as sole Member

By: KAHALA BRANDS, LTD., as sole Member

/s/ Kimberly A. Lane
Name:	Kimberly A. Lane
Title:	Secretary

COLD STONE CREAMERY RESTAURANTS, L.L.C. KAHALA HOLDINGS, L.L.C.
KAHALA RESTAURANTS, L.L.C.
TACO TIME SPOKANE MANAGEMENT, L.L.C.

By: KAHALA OPERATIONS, LLC, as sole Member

By: KAHALA BRANDS, LTD., as sole Member

/s/ Kimberly A. Lane
Name:	Kimberly A. Lane
Title:	Secretary

Signature Page to Second Amending Agreement

CSC REAL ESTATE MANAGEMENT, LLC KONA COAST PRODUCTS, L.L.C.
NEPTUNE EQUIPMENT SERVICES, LLC

By: KAHALA SUPPORT, LLC, as sole Member

By: KAHALA BRANDS, LTD., as sole Member

/s/ Kimberly A. Lane
Name:	Kimberly A. Lane
Title:	Secretary

KBI HOLDINGS, L.L.C.

By: KAHALA REAL ESTATE, LLC, as sole Member

By: KAHALA BRANDS, LTD., as sole Member

/s/ Kimberly A. Lane
Name:	Kimberly A. Lane
Title:	Secretary

PINKBERRY ASIA PACIFIC, LLC

By: PINKBERRY VENTURES, INC., as sole Member

By: PINKBERRY HOLDING CORPORATION, as sole Member

/s/ Eric Lefebvre
Name:	Eric Lefebvre
Title:	Director

CS PB HOLDINGS, LLC

By: PINKBERRY ASIA PACIFIC, LLC, as sole Member

By: PINKBERRY VENTURES, INC., as sole Member

By: PINKBERRY HOLDING CORPORATION, as sole Member

/s/ Eric Lefebvre
Name:	Eric Lefebvre
Title:	Director

Signature Page to Second Amending Agreement

PB ROOSEVELT FIELD, LLC
PB PARK SLOPE, LLC

By:	BKLI HOLDINGS, LLC, as sole Member

	By:	CS PB HOLDINGS, LLC, as sole Member

		By:	PINKBERRY ASIA PACIFIC, LLC, as sole Member

			By:	PINKBERRY HOLDING CORPORATION, as sole Member

/s/ Eric Lefebvre
Name:	Eric Lefebvre
Title:	Director

4SK - 2508 BWAY LLC

By:	CS PB HOLDINGS, LLC, as sole Member

	By:	PINKBERRY ASIA PACIFIC, LLC, as sole Member

		By:	PINKBERRY HOLDING CORPORATION, as sole Member

/s/ Eric Lefebvre
Name:	Eric Lefebvre
Title:	Director

COLD STONE FRANCHISEE NATIONAL

        ADVISORY BOARD, LLC

TEXAS NATURAL TREAT HOLDINGS, LLC

4SK – 1039 SECOND, LLC

4SK – 2041 BWAY LLC

4SK – 2873 BWAY LLC

4SK – 330 58THLCC

4SK – 596 9TH, LLC

4SK – 7W 32ND LLC

By:	PINKBERRY HOLDING CORPORATION, as Manager

/s/ Eric Lefebvre
Name:	Eric Lefebvre
Title:	Director

Signature Page to Second Amending Agreement

BF ACQUISITION HOLDINGS, LLC CB FRANCHISE SYSTEMS, LLC

By:	MTY FRANCHISING USA, INC., as sole Member

/s/ Kimberly A. Lane
Name:	Kimberly A. Lane
Title:	Secretary

LA SALSA GIFT CARD, LLC

By:	LAS ACQUISITION, LLC, as sole Member and Manager

	By:	BF ACQUISITION HOLDINGS, LLC, as sole Member

		By:	MTY FRANCHISING USA, INC., as sole Member

/s/ Kimberly A. Lane
Name:	Kimberly A. Lane
Title:	Secretary

LAS ACQUISITION, LLC LA SALSA FRANCHISE, LLC BF GIFT CARD HOLDINGS, LLC
BF PROPERTIES, LLC LA SALSA PROPERTIES, LLC AZ FRESH ENTERPRISES, LLC TRIUNE, LLC
BAJA FRESH MARKETING DEVELOPMENT FUND, INC.

By:	BF ACQUISITION HOLDINGS, LLC, as sole Member

	By:	MTY FRANCHISING USA, INC., as sole Member

/s/ Kimberly A. Lane
Name:	Kimberly A. Lane
Title:	Secretary

Signature Page to Second Amending Agreement

113 LUXEMBOURG
Société à responsabilité limitée
Registered office: 6C, rue Gabriel Lippmann
L-5365 Munsbach
Grand-Duchy of Luxembourg
R.C.S. Luxembourg: B 207.267

By:	/s/ Claude St-Pierre
Name: Claude St-Pierre
Title: Authorized Signatory

Signature Page to Second Amending Agreement

THE TORONTO-DOMINION BANK, as
Canadian Agent

By:	/s/ Andrew Ford
Andrew Ford
Vice President, Loan Syndications-Agency
Authorized Signing Officer

By:
Authorized Signing Officer

Address for Notice:
For Drawdowns, Rollovers, Conversions and Repayments: The Toronto-Dominion Bank, as Canadian Agent E&Y Tower 222 Bay Street, 15th Floor Toronto, Ontario M5K 1A2
Attention:	Vice President, Loan Syndications-Agency
Fax:	(416) 982-5535
Email:	tdsagencyadmin@tdsecurities.com

For all other Notices:
The Toronto-Dominion Bank, as Canadian Agent TD Bank Tower 66 Wellington Street West, 9th Floor Toronto, Ontario M5K 1A2
Attention:	Vice President, Loan Syndications-Agency
Fax:	(416) 982-5535

with a copy to:
Osier, Hoskin & Harcourt LLP 1000 De La Gauchetière Street West
Suite 2100
Montréal, Québec
H3B 4W5
Attention:	Etienne Massicotte
Fax:	(514) 904-8101
Email:	emassicotte@osler.com

Signature Page to Second Amending Agreement

TORONTO DOMINION (TEXAS) LLC, as U.S.
Agent

By:	/s/ [Illegible]
Authorized Signing Officer

By:
Authorized Signing Officer

Address for Notice:
For Drawdowns, Rollovers, Conversions and Repayments:
Toronto Dominion (Texas) LLC, as U.S. Agent E&Y Tower 222 Bay Street, 15th Floor Toronto, Ontario M5K 1A2
Attention:	Vice President, Loan Syndications-Agency
Fax:	(416) 982-5535
Email:	tdsagencyadmin@tdsecurities.com

For all other Notices:
Toronto Dominion (Texas) LLC, as U.S. Agent TD Bank Tower 66 Wellington Street West, 9th Floor Toronto, Ontario M5K 1A2
Attention:	Vice President, Loan Syndications-Agency
Fax:	(416) 982-5535

with a copy to:
Osler, Hoskin & Harcourt LLP 1000 De La Gauchetière Street West Suite 2100 Montréal, Québec H3B 4W5
Attention:	Etienne Massicotte
Fax:	(514) 904-8101
Email:	emassicotte@osler.com

Signature Page to Second Amending Agreement

THE TORONTO-DOMINION BANK, as Canadian Revolving Lender

By:	/s/ Frederic Brunet
Frederic Brunet
Vice President
Authorized Signing Officer

By:	/s/ Paul Archer
Paul Archer
Managing Director
Authorized Signing Officer

Letter of Credit Commitment: $35,000,000

Address for Notice:
1 Place Ville-Marie Suite 2315
Montréal, Québec H3B 3M5

Attention:	Paul Archer and Frédéric Brunet
Fax:	(514) 289-0788
Email:	paul.archer@tdsecurities.com
Email:	frederic ,brunet@tdsecurities. com

Signature Page to Second Amending Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as US Revolving Lender

By:	/s/ [Illegible]
Authorized Signing Officer

By:
Authorized Signing Officer

Address for Notice:
1 Place Ville-Marie Suite 2315
Montréal, Québec H3B 3M5

Attention:	Paul Archer and Frédéric Brunet
Fax:	(514) 289-0788
Email:	paul.archer@tdsecurities.com
Email:	frederic.brunet@tdsecurities.com

Signature Page to Second Amending Agreement

BANK OF MONTREAL, as Canadian Revolving Lender and Swingline Lender

By:	/s/ Frédéric Poisson
Frédéric Poisson
Directeur général Managing Director Authorized Signing Officer

By:	/s/ Nicolas Vanier
Nicolas Vanier
Directeur / Director Authorized Signing Officer

Address for Notice:
Bank of Montreal 105 St-Jacques, 3rd Floor
Montreal (QC) H2Y 1L6

Attention:	Director
Fax:	(514) 877-7704
Email:	frederic.poisson@bmo.com or
nicolas.vanier@bmo.com

Signature Page to Second Amending Agreement

BANK OF MONTREAL, acting through its Chicago branch, as US Revolving Lender

By:	/s/ Randon Gardley
Randon Gardley
Vice President Authorized Signing Officer

By:
Authorized Signing Officer

Address for Notice:
Bank of Montreal Chicago Branch 111 West Monroe, 4th Floor East Chicago, Illinois 60603

Attention:	Randon Gardley
Fax:	(312) 293-4339
Email:	randon.gardley@bmo.com

Signature Page to Second Amending Agreement

NATIONAL BANK OF CANADA, as Canadian Revolving Lender and as US Revolving Lender

By:	/s/ Naomi Bilodeau
Naomi Bilodeau, Director
Authorized Signing Officer

By:	/s/ Alexandre Huot
Authorized Signing Officer

Address for Notice:

1155 Metcalfe Street 23th Floor Montreal,
Québec H3B 4S9

Attention:	Naomi Bilodeau and Alexandre Huot
Fax:	514-390-7860
Email:	naomi.bilodeau@bnc.ca
alexandre.huot@bnc.ca with a copy to
CCMMontrealAdmin@bnc.ca

Signature Page to Second Amending Agreement

THE BANK OF NOVA SCOTIA, as Canadian Revolving Lender and as US Revolving Lender

By:	/s/ David Loewen
David Loewen, Director

By:	/s/ Olivier Hendrick
Olivier Hendrick. Associate Director

Address for Notice:
1002 Sherbrooke Street West Suite 900 Montreal, Québec H3A 3L6

Attention:	David Loewen and Olivier Hendrick
Fax:	(514) 499-5504
Email:	david.loewen@scotiabank.com
olivier.hendrick@scotiabank.com

Signature Page to Second Amending Agreement

ROYAL BANK OF CANADA, as Canadian Revolving Lender and as US Revolving Lender

By:	/s/ Alexandre Charron
Alexandre Charron
Vice President National Client Group - Finance RBC Royal Bank Authorized Signing Officer

By:
Authorized Signing Officer

Address for Notice:
1 Place Ville Marie 6th Floor, North Wing Montreal, Quebec H3B 1Z5

Attention:	Alexandre Charron
Fax:	(514) 874-3896
Email:	alexandre.charron@rbc.com

Signature Page to Second Amending Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, as Canadian Revolving Lender and as US Revolving Lender

By:	/s/ Charles Simpson
Charles Simpson
Senior Associate National Accounts Authorized Signing Officer

By:	/s/ Valeria Ursu
Valeria Ursu
Senior Manager National Accounts Authorized Signing Officer

Address for Notice:
1155 René-Lévesque O., Bureau 300
Montréal, QC, H3B 4P9

Attention:	Valeria Ursu
Fax:	(514) 876-2374
Email:	valeria.ursu@cibc.com

Signature Page to Second Amending Agreement

WELLS FARGO BANK, N.A., CANADIAN BRANCH, as Canadian Revolving Lender and as US Revolving Lender

By:	/s/ Robert Guy
Authorized Signing Officer

By:
Authorized Signing Officer

Address for Notice:
1250 René-Lévesque Blvd West Suite 2100 Montreal, Quebec H3A 3L6

Attention:	Robert Guy
Fax:	N/A
Email:	robert.guy@wellsfargo.com

Signature Page to Second Amending Agreement

LAURENTIAN BANK OF CANADA, as Canadian Revolving Lender and as US Revolving Lender

By:	/s/ Guylaine Couture
Guylaine Couture
Director Authorized Signing Officer

By:	/s/ Christine Giguère
Christine Giguère
Senior Portfolio Manager Authorized Signing Officer

Address for Notice:
1360 René-Lévesque Boulevard West Suite 600 Montreal, Qc H3G 0E5

Attention:	Guylaine Couture
Fax:	(514) 227-3398
Email:	guylaine.couture@banquelaurentienne.ca

Signature Page to Second Amending Agreement